FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 13, 2005

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                  88-0292161
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

        9050 Pines Blvd., Suite 110, Pembroke Pines, FL            33024
          (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code: 954-241-0590


          Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)

The Board of Directors appointed Sir Christopher Meyer as a Director effective September 13, 2005. Sir Christopher has served as the head of the UK Press Complaints Commission since 2003 and from 1997 until 2003 he was the UK ambassador to the United States. Sir Christopher has also been elected by the Board to be its Chairman and is expected to serve on the Audit Committee.

Item 8.01

On September 16, 2005 the Company disseminated a press release announcing the appointment of Sir Christopher Meyer to the Company's Board of Directors.

Exhibits.

      99.1 Press Release dated September 16, 2005


                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   GlobeTel Communications Corp.


Dated: September 16, 2005                          By: /s/ Timothy M. Huff
                                                       -------------------------
                                                       Timothy M. Huff
                                                       Chief Executive Officer